                                                                   EXHIBIT 99.3




































                                                      ITS EUROPE, S.L.

                                                    Financial Statements
                                            (With Independent Auditor's Report)


                                                  December 31, 1999 and 1998

                                      INDEX

                                                                           Pages
                                                                           -----

Independent Auditor's Report                                                  3

Consolidated Balance Sheets                                                   4

Consolidated Statements of Operations                                         5

Consolidated Statements of Cash Flows                                         6

Consolidated Statement of Changes in Stockholders' Equity                     7

Notes to Consolidated Financial Statements                                 8-19

                          INDEPENDENT AUDITOR'S REPORT

                   To the Stockholders of I.T.S. EUROPE, S.L.
                   ------------------------------------------

         We have audited the accompanying consolidated balance sheets of I.T.S. EUROPE, S.L. and its subsidiaries as of December 31, 1999 and 1998, and the related consolidated statements of operations, stockholders' equity, and cash flows and for the years then ended. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

         We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of I.T.S. EUROPE, S.L. and its subsidiaries as of December 31, 1999 and 1998, and the consolidated results of their operations and their cash flows for the years then ended in conformity with accounting principles generally accepted in the United States.


Barcelona, Spain
July 14, 2000
                                                          MOORE STEPHENS
                                                     SANTACANA AUDITORES, S.A.
                                                    ----------------------------
                                                    Certified Public Accountants

ITS EUROPE, S.L.
Consolidated Balance Sheets
(expressed in thousands)

                                                                                     U.S. DOLLARS
                                                                                     ------------
                                                                                      December 31
                                                                                      -----------
ASSETS                                                                          1.999            1.998
------                                                                          -----            -----
Cash and cash equivalents                                                       $  19            $ 303
Short-term investments                                                            254               35
Accounts receivable and other debtors                                             205              144
Prepaid expenses                                                                    1                -
                                                                                -----            -----

                                                 Current assets                   479              482
                                                                                -----            -----

Long-term investments                                                              12                7
Property and equipment                                                            111               24
Intangible assets                                                                   6                2
                                                                                -----            -----

                                                                                  129               33
                                                                                -----            -----

                                                   Total assets                 $ 608            $ 515
                                                                                =====            =====


LIABILITIES AND STOCKHOLDERS' EQUITY

Accounts payable and other liabilities                                          $ 706             $119
Accounts payable - related parties                                                150              626
Accounts payable to banks                                                         394                -
                                                                                -----            -----

                                            Current liabilities                 1,250              745
                                                                                -----            -----


Accounts payable to banks                                                           2                -
                                                                                -----            -----

                                          Long term liabilities                     2                -
                                                                                -----            -----
                                                                                    -                -
                                  Commitments and contingencies
                                                                                  420                4
Common stock                                                                       52               (2)
Accumulated other comprehensive Income (Loss)                                  (1,116)            (232)
Retained earnings (Deficit)                                                     -----            -----
                                                                                 (644)            (230)
                                 Stockholders' equity (deficit)                 -----            -----
                                                                                $ 608            $ 515
                     Total liabilities and stockholders' equity                 =====            =====

               The accompanying notes are an integral part of these
                         consolidated financial statements.

ITS EUROPE, S.L.
Consolidated Statements of Operations
(expressed in thousands except per share data)

                                                                                            U.S. DOLLARS
                                                                                            ------------
                                                                                      Years ended December, 31
                                                                                      -------------------------
                                                                                  1.999                     1.998
                                                                                  -----                     -----
Operating revenues                                                              $ 1,212                     $ 919
Costs of Goods sold                                                               1,162                       717
                                                                                -------                 ---------

                                                   Gross profit                      50                       202
                                                                                -------                 ---------



Personnel costs                                                                     434                       102
Depreciation                                                                         18                         3
Sundry expenses                                                                     444                       209
Provision for doubtful accounts                                                      30                         -
                                                                                -------                 ---------

                                             Operating expenses                     926                       314
                                                                                -------                 ---------



                                                 Operating loss                    (876)                     (112)
                                                                                -------                 ---------


Other income-net                                                                      7                         2
Interest income                                                                       2                         -
Interest expense                                                                    (17)                       (2)
                                                                                -------                 ---------

                                                 Other expenses                      (8)                        -
                                                                                -------                 ---------

                                                       Net loss                    (884)                     (112)
                                                                                =======                 =========

Earnings (loss) per share (basic and diluted)                                 $ (325.40)              $ (2,240.00)
                                                                                =======                 =========

               The accompanying notes are an integral part of these
                         consolidated financial statements.

ITS EUROPE, S.L.
Consolidated Statements of Cash Flows
(expressed in thousands)

                                                                                              U.S. DOLLARS
                                                                                              ------------
                                                                                        Years ended December, 31
                                                                                        ------------------------
                                                                                          1999             1998
                                                                                          ----             ----
OPERATING ACTIVITIES
Net  / (Loss)                                                                          $ (884)          $  (112)

  Adjustments to reconcile net /(loss) to net cash provided by (used in)
  operating activities:
     Depreciation and amortization                                                         24                 4
 Changes  in Assets and Liabilities

    (Increase) Decrease in:
     Accounts receivable and other debtors                                                (61)             (119)
     Prepaid expenses
                                                                                           (1)                1
    Increase (Decrease) in:

      Accounts payable -related parties-                                                 (406)              581
      Accounts payable and other liabilities                                              517                10
                                                                                        ------          -------
NET CASH  - OPERATING ACTIVITIES                                                         (811)              365
                                                                                        ------          -------
INVESTING ACTIVITIES
     Purchase of intangible assets                                                         (4)               (2)
     Purchase of tangible assets                                                         (111)              (21)
     Purchase of Financial investments (long term)                                       (224)              (42)
                                                                                        ------          -------
NET CASH - INVESTING ACTIVITIES                                                          (339)              (65)
                                                                                        ------          -------
FINANCING ACTIVITIES
    Issuance of common stock                                                              416                 -
    Accounts payable to banks                                                             396                (5)
                                                                                        ------          -------
NET CASH - FINANCING ACTIVITIES                                                         $ 812           $    (5)

EFFECT OF EXCHANGE RATES ON CASH                                                           54               (11)
                                                                                        ------          -------
NET (DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS                                     (284)             284

CASH AND CASH EQUIVALENTS- BEGINNING OF YEAR                                              303               19
                                                                                        ------          -------
CASH AND CASH EQUIVALENTS- END OF YEAR                                                     19              303
                                                                                        ======          =======

               The accompanying notes are an integral part of these
                         consolidated financial statements.

ITS EUROPE, S.L.
Consolidated Statement of Changes in Stockholders' Equity
$ (US Dollars expressed in thousands)

                                                                                                  ACCUMULATED
                                                    ADDITIONAL                     RETAINED          OTHER             TOTAL
                                         COMMON      PAID-IN     COMPREHENSIVE     EARNINGS      COMPREHENSIVE      STOCKHOLDERS'
                                          STOCK      CAPITAL     INCOME (LOSS)    (DEFICIT)      INCOME (LOSS)        EQUITY
                                          -----      -------     -------------    ---------     --------------       ------------
BALANCE - JANUARY 1, 1998                  $ 4           -                 -      $ (120)              $ 12            $ (104)

Comprehensive Income (Loss)                  -           -           $ (112)        (112)                 -              (112)

Other Comprehensive Income (Loss):
Foreign Currency Adjustment                  -           -              (14)            -              (14)               (14)
                                                                       -----

Comprehensive Income (Loss)                  -           -             (126)            -                 -                  -
                                         -----       -----             =====        -----             -----              -----

BALANCE - DECEMBER 31, 1998                $ 4           -                 -      $ (232)             $ (2)            $ (230)
                                         =====       =====             =====        =====             =====              =====
Increase in Common Stock                   416           -                 -            -                 -                416

Comprehensive Income (Loss)                  -           -             (884)        (884)                 -              (884)

Other Comprehensive Income (Loss):
Foreign Currency Adjustment                  -           -                54            -                54                 54
                                                                       -----
Comprehensive Income (Loss)                  -           -             (830)            -                 -                  -
                                         -----       -----                          -----             -----              -----
                                                                       =====
BALANCE - DECEMBER 31, 1999              $ 420           -                 -    $ (1,116)              $ 52            $ (644)
                                         =====       =====             =====        =====             =====              =====

                                ITS EUROPE, S.L.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                        AS OF DECEMBER 31, 1999 AND 1998



NOTE 1 - ORGANIZATION AND NATURE OF OPERATIONS


I.T.S. EUROPE, S.L.(the "Company") was set up in Spain as a limited liability company and started its operations on January 23, 1995, and is currently located in Avda. Ricardo Soriano, 65 1(0) 2(a), in Marbella, Spain. The Company purchases telecommunication services from telephone operators and acts as a reseller, providing these services to its customers in Spain.

I.T.S.EUROPE, S.L. has a wholly-owned subsidiary, P-TEL, S.L. P-TEL, S.L. was set up in Spain as a limited liability company in December 21, 1998.

P-TEL, S.L. provides marketing and public relations to targeted corporate customers through the use of the Company's calling cards and by other means.



NOTE 2 - BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES


Statutory records

Under current Spanish legislation, companies are required to maintain certain statutory books of account. These books are the only ones recognized by the fiscal, legal and foreign exchange control authorities. The accompanying consolidated financial statements have been adjusted as required to conform with generally accepted accounting principles of the United States of America (US-GAAP).


Basis of Consolidation

The consolidated financial statements incorporate the assets and liabilities of the Company and its wholly owned subsidiary P-TEL, S.L. All intercompany balances and transactions have been eliminated upon consolidation.

ITS EUROPE, S.L.
Notes to Consolidated Financial Statements
December 31, 1999 and 1998

NOTE 2 - BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Foreign Currency Translations

The Company's functional currency is the Spanish Peseta (PTA). The consolidated financial statements are prepared in US Dollars. The assets and liabilities are translated at year-end exchange rates. Income and expense items are translated at average rates of exchange prevailing during the year. Equity transactions are translated at historical exchange rate. Differences resulting form such translations are included in stockholders' equity under the caption "Accumulated Other Comprehensive Income". Net gains (losses) resulting form foreign currency transactions are immaterial for the years ended December 31, 1998 and 1999.

Accumulated Other Comprehensive Income (Loss)

The comprehensive income (loss) is the total of (1) the net income (loss) plus
(2) all the other changes in net assets arising form nonowner sources, which are referred to as other comprehensive income (loss).


Cash and cash equivalents

Cash equivalents are comprised of certain highly liquid investments with a maturity of three months or less when purchased. There were no cash equivalents at December 31, 1999 or 1998. Cash and cash equivalents in the balance sheet include petty cash and bank accounts.

Accounts receivables

Allowance for bad debts is made, if necessary, for any debt considered to be doubtful. Management considers the balance of accounts receivable to be fully collectible.

Financial investments

Financial investments are stated at acquisition cost.


Property and equipment and depreciation

Tangible assets are stated at cost. Major renewals and improvements are capitalized, while the cost of maintenance and repairs which do not extend the lives of the respective assets are charged to expense as incurred. The cost of software refers to the right to use the programs.

Depreciation of fixed assets is provided over the estimated useful lives of the respective assets on a straight-line basis.

ITS EUROPE, S.L.
Notes to Consolidated Financial Statements
December 31, 1999 and 1998

NOTE 2 - BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.


NOTE 3 -  EARNINGS  (LOSS) PER SHARE

Basic earnings per share are calculated in accordance with FASB Statement No. 128 "Earnings Per Share" (EPS). Basic EPS is computed by dividing net income
(loss) by the weighted-average number of common shares outstanding during the period. Diluted EPS is calculated based on the weighted average of common stock and potential common stock during the reported period. The Company has no equity instruments that dilute nor could potentially dilute basic earnings per share in the future.

                                                1999              1998
                                                ----              -----
Net loss                                    $ (884,000)       $ ( 112,000)

Weighted-average outstanding shares           2,716.67                 50

Earnings per share (basic)                  $  (325.40)       $( 2,240.00)
                                               ========         =========

NOTE 4 -  SHARE CAPITAL

CORPORATE ASPECTS

ITS Europe, S.L. and P-TEL, S.L. are duly incorporated and have both sufficient legal status to exercise the rights and obligations inherent in its activity and to carry out the business for which it was incorporated pursuant to its corporate by-law and in accordance with Spanish Law. The Corporate By-law which govern its performance are those commonly used and reproduce the rules established in the Limited Liability Companies Act, Law 2/1995, of March ("Ley de Sociedades de Responsabilidad Limitada") for each of the subjects regulated therein.

The Companies duration is indefinite.

The Corporate bodies are the General Stockholders Meeting and Administration Body which consists of a Sole Director.

ITS EUROPE, S.L.
Notes to Consolidated Financial Statements
December 31, 1999 and 1998

NOTE 4 -  SHARE CAPITAL (CONTINUED)

Under Spanish law the Corporate structure and stockholders liability of a Limited Liability Company and a Public Limited Company are basically the same. The main differences are:

- The Common Stock in a Limited Liability Company is presented by participations, whose transmission is restricted.
- The Limited Liability Company has more flexibility when working and when its Corporate Bodies take decisions as well as in the duration of the posts.

The participation's' transmission is restricted. According to the Company's By-law and the Spanish Limited Liability Companies Act, the stockholder who wants to transmit participations must communicate it in writing to the Company so that it is able to offer them to the other stockholders for a period of time. After this and if the participations are not acquired by any stockholder, the Company can acquire them in order to depreciate them. The participations can be acquired by a third party only after the already mentioned periods of time and in the case that neither the other stockholders nor the Company had exercised their rights to acquire them in a preferable way.

The general rule is that resolutions are passed at a general meeting of the shareholders of the Company by majority of the issued votes, whenever they represent at least the third part of the votes in which the capital is divided.

Under the Spanish law, a minimum reserve of 20% of the par value of the capital must be maintained in a reserve and may not be paid out in the form of a dividend. This reserve has to be formed by deduction of a yearly 10% of the net income until the reserve reaches the 20% of the capital.


The Company's shareholders are the following as of December 31, 1999 and 1998

                              1999                    1998
                              ----                    ----
Canival Enterprises Limited    90%                       -
Volim Holding B.V.             10%                       -
Haberton Limited                 -                     98%
Fideso, S.L.                     -                      2%
                             -----                   -----
                              100%                    100%
                             =====                   =====

ITS EUROPE, S.L.
Notes to Consolidated Financial Statements
December 31, 1999 and 1998

NOTE 4 -  SHARE CAPITAL (CONTINUED)

At the stockholders' general meeting on April 11, 1999, it was decided that a capital increase with a 6.400 participation emission of a nominal value of PTA. 10.000, each one subscribed in July 20, 1999. The amount of this capital increase was deposited in the company bank accounts in December 4, 1998. With this capital increase, the authorized share capital as of December 31, 1999 is made up of 6.450 participations of a nominal value of PTA. 10.000 each entirely subscribed and fully paid up. As of December 31, 1998 the authorized share capital was made up of 50 participations of a nominal value of PTA. 10.000 each one entirely subscribed and fully paid up.

According to the Spanish Company Law, if the value of stockholders' falls below an amount equal to one half of the nominal value of the share capital, the Company has to replace it or go into liquidation. In June 2000, a capital increase amounting to approximately $986,000 was completed, obviating the need for corporate liquidation (see Note 13 Post Balance Sheet Events).

The Pro forma Equity as of December 31, 1999 after the capital increase and contribution will be as follows:

                                                                                             Retained
                                                     Common             Paid-in              Earnings
                                                      Stock              Capital             (Deficit)            Total
                                                      -----              -------             ---------            -----
At December 31, 1999                                  $ 420                  $ -             $(1,064)            $(644)

Capital Increase                                        246                    -                   --               246

Contribution from stockholders                           --                  740                                    740
                                                       ----                  ---             --------              ----
Pro forma Equity as of June 2000
                                                      $ 666                 $740             $ (1,064)             $342
                                                        ===                  ===             ========              =====

ITS EUROPE, S.L.
Notes to Consolidated Financial Statements
December 31, 1999 and 1998

NOTE 5 - INCOME TAX AND PUBLIC BODIES ACCOUNTS

Income tax expense calculation is based on pretax accounting income. Deferred tax assets and liabilities, if any, are recognized for the expected tax consequences of temporary differences between the tax bases of assets and liabilities and their reported amounts. The Company had no taxable temporary differences which would have resulted in material deferred tax liabilities at December 31, 1999.For the years ended 31 December, 1999 and 1998 the Company had no taxable income and therefore, no income tax expense has been calculated.

Deferred tax assets related to loss carry forwards have not been booked since realization is dependent, basically, on the generation of enough future income to compensate this tax assets. According to Spanish tax law the carry forward period is limited to ten years. The tax loss the Company can compensate with future income amounts to approximately $ 176,000 and $ 905,000 at December 31, 1998 and 1999, respectively, an increase of $ 729,000 do to the loss in year 1999. The carry forward period and amounts to compensate this tax loss with future tax income is as follows:

                Carry forward
Year               Amount
------             ------
1995               $   11,000
1996                   26,000
1997                   63,000
1998                   76,000
1999                  729,000
                   ----------
                   $  905,000
                   ==========

The detail of the Public Body related accounts as of December 31, 1999 and 1998 is as follows:

                                                1999                                          1998
                                 -----------------------------------         ----------------------------------------

                                       Debit            Credit                    Debit               Credit
                                       -----            ------                    -----               ------
V.A.T                                  $ 11               $ -                      $ -                  $ 9
Social Security                           -                26                        -                    6
Personnel income tax                      2                 8                        -                    4
                                       ----              ----                     ----                 ----
                                       $ 13              $ 34                      $ -                 $ 19
                                       ====              ====                     ====                 ====

ITS EUROPE, S.L.
Notes to Consolidated Financial Statements
December 31, 1999 and 1998

NOTE 6 - RELATED PARTIES - ACCOUNTS PAYABLE


The detail of these accounts is as follows :

                                                           1999                 1998
                                                       Accounts             Accounts
                                                        Payable              Payable
                                                        -------              -------
Tucker Enterprises Limited                                $ 125                $ 146
Current account with shareholders and administrators         25                   31
Investment to capital increase                                -                  449
                                                           ----                 ----
                                                          $ 150                $ 626
                                                           ====                 ====

The business relation between the Irish Company called Tucker Enterprises Limited and ITS Europe, SL comes from the agency contract valid from 1996 to September 1997. By means of this contract, ITS Europe, SL acts as the agent of Tucker Enterprises Limited and receives a commission on the sales volume that this company invoiced to its clients.

The balance payable to Tucker Enterprises Limited as of December 31, 1999 and 1998 refers, basically, to the payments that this company realized to suppliers and creditors from I.T.S. Europe, S.L. on its account. The balance as of December 31st, 1999 and 1998 has not changed and its difference in balance is due to Currency translation adjustments between one year and the other one.

The balance of Investment to capital increase corresponds to the amount that the stockholders deposited in the company bank accounts on December 4, 1998 for the capital increase to be done in July 20, 1999 (see Note 4 Share Capital).


NOTE 7- ACCOUNTS PAYABLE TO BANKS


The detail of this caption is as follows:

                                                                                              1999
                                                                                ----------------------------------

Financing Institution                                            Type                 Short             Long
---------------------                                           of Loan               Term              Term
                                                                -------               ----              ----
B.B.V.                                                        Credit loan            $ 393                 2
Banco Atlantico                                               Overdrawn                  1                 -
                                                                                      ----              ----

                                                                                     $ 394                 2
                                                                                      ====              ====

ITS EUROPE, S.L.
Notes to Consolidated Financial Statements
December 31, 1999 and 1998

NOTE 7- ACCOUNTS PAYABLE TO BANKS (CONTINUED)


The due date of the long term credit loan is on March, the 16th, 2001 and the applied interest rate of this loan is 8%.


NOTE 8 - COMMITMENTS AND CONTINGENCIES


Compensation for termination of employment

Except in the case of justiable cause, companies are liable to pay indemnities to employees whose services are terminated. Except for top level executives, such indemnities currently amount to 20,33 or 45 days salary for each year of service up to a maximum of 12,12 or 42 months salary. In the absence of any foreseeable need for abnormal termination of employees services, and because the indemnities are not payable to chose employees who retire or voluntary leave the company service, indemnities are expensed at the time of payment.


NOTE 9 - FINANCIAL INVESTMENTS

The detail of these accounts is as follows:

                                              1999                               1998
                                  ---------------------------         ------------------------
                                  Short Term        Long Term         Short Term     Long Term
                                  ----------        ---------         ----------     ---------
Deposits                           $ 125             $ 12               $ -             $ 7
Temporary financial investments      129                -                35               -
                                   -----             ----              ----             ---
                                   $ 254             $ 12              $ 35             $ 7
                                   =====             ====              ====             ===

Short-term deposits refer, basically, to the deposits constituted as a payment warranty for the operations made with the supplier RSL Communications Spain, S.A.

Long-term deposits refer, basically, to the deposits constituted by the rentals of the Marbella, Malaga, Ronda and Barcelona offices.

ITS EUROPE, S.L.
Notes to Consolidated Financial Statements
December 31, 1999 and 1998

NOTE 10 -PROPERTY AND EQUIPMENT

Property and equipment consist of the following:

                                             December 31,
                                             ------------
                                          1999        1998
                                          ----        ----
Furniture and Fixtures               $       30     $       10    10 Years
Computer Equipment                           42             12    4 Years
Vehicles                                     23             10    6 Years
Other                                        46              -    104 Years
                                     ----------     ----------

Total - at cost                             141             32
Less: accumulated depreciation              (30)            (8)
                                     ----------     ----------

  Net                                $      111     $       24
                                     ==========     ==========

Depreciation expense amounted to $22,000 and $4,000 for the years ended December 31, 1999 and 1998, respectively.


NOTE 11 -  CONCENTRATION OF CREDIT RISK


(A) BUSINESS RISK

The Company acts as reseller of telecommunications services. The telecommunications market in Spain was deregulated in 1998. The market is primarily dominated by one telecommunication operator. The Company's business strategy consists of increasing its market share to extend services offered to the whole National territory. The market is highly competitive.

(B) CREDIT RISK

The Company sells telecommunications services to a large number of small customers, which are primarily in Spain. The risk of losses from payment arrears is very low because after two months, the Company cuts off the line to those clients with unpaid invoices and it has contracted a policy of risk coverage with a Company of credit coverage that covers about the 60 and 80% of the clients' balances.

ITS EUROPE, S.L.
Notes to Consolidated Financial Statements
December 31, 1999 and 1998

NOTE 12 - GOING CONCERN CONSIDERATIONS AND POST BALANCE SHEET EVENTS

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As shown in the statement of Income the Company incurred a net loss of USD 884,000 during the year ended December 31, 1999 and, as of that date, the Company's current liabilities exceeded its current assets by USD 771,000. These conditions raised substantial doubt as to the Company's ability to continue as a going concern. The Company has taken actions to alleviate the situation.

The shareholders have expressed their support on June 2000 by deciding a combined capital increase and contribution of approximately USD 986,000 to balance the equity (see Note 13 "Post Balance Sheet Events" in the financial statements and Note 4 Share Capital).

The stockholders' general meeting on June 2000 decided a capital increase of PTA. 35.500.000 and a contribution of PTA. 139.450.000 to compensate accumulated losses. Approximately USD 986,000 (See pro forma effects in Note 4 Share Capital).

NOTE 13 - NEW AUTHORITATIVE PRONOUNCEMENTS

The Financial Accounting Standard Board (FASB) has issued Statement of Financial Accounting Standards No. 133 (FAS No. 133), "Accounting for Derivative Instruments and Hedging Activities." FAS No 133 establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts and for hedging activities. SFAS No. 133 requires that an entity recognize all derivatives as either assets or liabilities in the statement of financial position and measure those instruments at fair value. The accounting for changes in the fair value of derivative depends on the intended use of the derivative and how it is designated, for example, gain or losses related to changes in the fair value of a derivative not designated as a hedging instrument is recognized in earnings in the period of the change, while certain types of hedges may be initially reported as a component of other comprehensive income (outside earnings) until the consummation of the underlying transaction.

SFAS No. 133 is effective for all fiscal quarters of fiscal years beginning after June 15, 2000. Initial application of SFAS No. 133 should be as of the beginning of a fiscal quarter on that date, hedging relationships must be designated a new and documented pursuant to the provisions of SFAS No. 133. Earlier application of all of the provisions of SFAS No. 133 is encouraged, but it is permitted only as of the beginning of any fiscal quarter. SFAS No. 133 is not to be applied retroactively to financial statements of prior periods.

The Company does not currently have any derivative instruments and is not currently engaged in any hedging activities. In June 1999, the FASB issued SFAS No. 137 which deferred the effective date of SFAS No. 133 of fiscal quarters beginning after June 30, 2000.